SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (ESCR)
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY)
Xtrackers MSCI All China Equity ETF (CN)
Xtrackers MSCI China A Inclusion Equity ETF (ASHX)
Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

On February 26, 2024, the Board of Trustees of DBX ETF Trust (the “Trust”) unanimously voted to close and liquidate Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers MSCI All China Equity ETF, Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers MSCI Germany Hedged Equity ETF (each, a “Liquidating Fund,” and collectively, the “Liquidating Funds”).
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF and Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF are listed on Cboe BZX Exchange, Inc. (“Cboe”). Xtrackers MSCI All China Equity ETF, Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers MSCI Germany Hedged Equity ETF are listed on NYSE Arca, Inc. (“NYSE Arca” and together with Cboe, the “Exchanges”). After the close of business on March 13, 2024, the Liquidating Funds will no longer accept creation orders and the final day of trading on the Exchanges will be March 13, 2024. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about March 22, 2024.
When a Liquidating Fund commences liquidation of its portfolio securities, the Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, the Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on March 14, 2024 and March 22, 2024, because shares will not be traded on the Exchanges, we cannot assure you that there will be a market for your shares. Relatedly, Xtrackers MSCI Germany Hedged Equity ETF will not enter into new currency forward contracts following the end of February 2024 and accordingly, as of that time, that Fund may no longer provide currency hedged exposure.
Shareholders may sell their holdings of a Liquidating Fund on the relevant Exchange until the market close on March 13, 2024, and may incur typical transaction fees from their broker-dealer. If you still hold shares on March 22, 2024, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value as of the close of business on that date. Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.
Please Retain This Supplement for Future Reference
February 26, 2024
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